Exhibit A


                                AIRPLANES GROUP

                          Report to Certificatholders

                   All numbers in US$ unless otherwise stated


          Payment Date: 15 November 2000.
          Calculation Date: 9 November 2000.
(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

          --------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Balance on
                                                                                                                        Calculation
                                                             Prior Balance        Deposits         Withdrawals             Date
          --------------------------------------------------------------------------------------------------------------------------
                                                               10-Oct-00                                               09-Nov-00

          Lessee Funded Account                                         0.00               0.00              (0.00)             0.00
          Expense Account (note ii)                             1,230,654.91      13,884,201.37     (12,620,205.47)     2,494,650.81
          Collection Account (note iii)                       196,421,478.18      45,003,694.25     (44,495,416.39)   196,929,756.04
          --------------------------------------------------------------------------------------------------------------------------
           -  Miscellaneous Reserve                            40,000,000.00                                           40,000,000.00
           -  Maintenance Reserve                              80,000,000.00                                           80,000,000.00
           -  Security Deposit                                 35,568,103.00                                           35,028,066.00
           -  Other Collections (net of interim
              withdrawals)                                     40,853,375.18                                           41,901,690.04
          --------------------------------------------------------------------------------------------------------------------------
          Total                                               197,652,133.09      58,887,895.62     (57,115,621.86)   199,424,406.85
          --------------------------------------------------------------------------------------------------------------------------

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY

          --------------------------------------------------------------------------
          Balance on preceding Calculation Date (October 10, 2000)      1,230,654.91
          Transfer from Collection Account (previous Payment Date)     10,769,345.09
          Transfer from Collection Account (interim deposit)            3,102,004.22
          Interest Earned during period                                    12,852.06
          Payments during period between prior Calculation Date
            and the relevant Calculation Date:
           - Payments on previous Payment Date                         (2,985,369.04)
           - Other payments                                            (9,634,836.43)
                                                                      ---------------
          Balance on relevant Calculation Date (November 9, 2000)       2,494,650.81
          ---------------------------------------------------------------------------

(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY

          ---------------------------------------------------------------------------
          Balance on preceding Calculation Date
          (October 10, 2000)                                           196,421,478.18
          Collections during period                                     44,552,005.97
          Swap receipts (previous Payment Date)                            451,688.28
          Transfer to Expense Account
          (previous Payment Date)                                     (10,769,345.09)
          Transfer to Expense Account
          (interim withdrawal)                                         (3,102,004.22)
          Net transfer to Lessee Funded Accounts                                 0.00
          Aggregate Certificate Payments
          (previous Payment Date)                                      (30,471,629.97)
          Swap payments (previous Payment Date)                           (152,437.11)
                                                                      ---------------
          Balance on relevant Calculation Date
          (November 9, 2000)                                           196,929,756.04
          ---------------------------------------------------------------------------

                                AIRPLANES GROUP

                          Report to Certificatholders

                   All numbers in US$ unless otherwise stated


(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

    ================================================================================================================================
                           ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS                          NOTE:
                           ----------------------------------------------
                           Priority of Payments                                          Collections include Proceeds from sale of
                       (i) Required Expense Amount                       12,000,000.00   one B737-200QC.
                      (ii) a) Class A Interest                           11,262,143.87   =========================================
                           b) Swap Payments                                 171,270.82
                     (iii) First Collection Account Top-up              120,000,000.00
                      (iv) Minimum Hedge Payment                                  0.00
                       (v) Class A Minimum Principal                              0.00
                      (vi) Class B Interest                               1,758,877.33
                     (vii) Class B Minimum Principal                      2,082,798.62
                    (viii) Class C Interest                               2,375,979.69
                      (ix) Class D Interest                               3,580,412.50
                       (x) Second Collection Account Top-up              36,598,618.00
                      (xi) Class A Principal Adjustment Amount            9,594,306.02
                     (xii) Class C Scheduled Principal                            0.00
                    (xiii) Class D Scheduled Principal                            0.00
                     (xiv) Modification Payments                                  0.00
                      (xv) Soft Bullet Note Step-up Interest                      0.00
                     (xvi) Class E Minimum Interest                               0.00
                    (xvii) Supplemental Hedge Payment                             0.00
                   (xviii) Class B Supplemental Principal                         0.00
                     (xix) Class A Supplemental Principal                         0.00
                      (xx) Class D Outstanding Principal                          0.00
                     (xxi) Class C Outstanding Principal                          0.00
                    (xxii) Class E Supplemental Interest                          0.00
                   (xxiii) Class B Outstanding Principal                          0.00
                    (xxiv) Class A Outstanding Principal                          0.00
                     (xxv) Class E Accrued Unpaid Interest                        0.00
                    (xxvi) Class E Outstanding Principal                          0.00
                   (xxvii) Charitable Trust                                       0.00
                                                                       ----------------
    Total Payments with respect to Payment Date                         199,424,406.85
          Less Collection Account Top-Ups ((iii) and (x)above)         (156,598,618.00)
                                                                       ----------------
                                                                         42,825,788.85
                                                                      ================
             =========================================================================


                                AIRPLANES GROUP

                          Report to Certificatholders

                   All numbers in US$ unless otherwise stated



(iv) PAYMENT ON THE CERTIFICATES

     ----------------------------------------------------------------------------------------------------------------   (cont'd
     (a)  FLOATING RATE CERTIFICATES                                           A-4              A-6               A-7    below)
          --------------------------
          Applicable LIBOR                                                6.62000%         6.62000%          6.62000%
          Applicable Margin                                               0.62000%         0.34000%          0.26000%
          Applicable Interest Rate                                        7.24000%         6.96000%          6.88000%
          Interest Amount Payable                                     1,206,666.67     2,821,727.20      3,153,333.33
          Step Up Interest Amount                                             0.00             0.00              0.00

          Opening Principal Balance                                 200,000,000.00   486,504,689.36    550,000,000.00
          Minimum Principal Payment Amount                                    0.00             0.00              0.00
          Adjusted Principal Payment Amount                                   0.00     9,594,306.02              0.00
          Supplemental Principal Payment Amount                               0.00             0.00              0.00
          Total Principal Distribution Amount                                 0.00     9,594,306.02              0.00
          Redemption Amount
           - amount allocable to principal                                    0.00             0.00              0.00
           - premium allocable to premium                                     0.00             0.00              0.00
                                                                 ----------------------------------------------------
          Outstanding Principal Balance (November 15, 2000)         200,000,000.00   476,910,383.34    550,000,000.00
     ----------------------------------------------------------------------------------------------------------------


(table cont'd)
     -----------------------------------------------------------------------------------------------
     (a)  FLOATING RATE CERTIFICATES                                         A-8            Class B
          --------------------------
          Applicable LIBOR                                              6.62000%           6.62000%
          Applicable Margin                                             0.37500%           0.75000%
          Applicable Interest Rate                                      6.99500%           7.37000%
          Interest Amount Payable                                   4,080,416.67       1,758,877.33
          Step Up Interest Amount                                           0.00               0.00

          Opening Principal Balance                               700,000,000.00     286,384,368.27
          Minimum Principal Payment Amount                                  0.00       2,082,798.62
          Adjusted Principal Payment Amount                                 0.00               0.00
          Supplemental Principal Payment Amount                             0.00               0.00
          Total Principal Distribution Amount                               0.00       2,082,798.62
          Redemption Amount
           - amount allocable to principal                                  0.00               0.00
           - premium allocable to premium                                   0.00               0.00
                                                                 -----------------------------------
          Outstanding Principal Balance (November 15, 2000)       700,000,000.00     284,301,569.65
     -----------------------------------------------------------------------------------------------





     -----------------------------------------------------------------------------------------------
     (b)  FIXED RATE CERTIFICATES                                          Class C          Class D
          -----------------------
          Applicable Interest Rate                                         8.1500%         10.8750%
          Interest Amount Payable                                     2,375,979.69     3,580,412.50

          Opening Principal Balance                                 349,837,500.00   395,080,000.00
          Scheduled Principal Payment Amount                                  0.00             0.00
          Redemption Amount                                                   0.00             0.00
           - amount allocable to principal                                    0.00             0.00
           - amount allocable to premium                                      0.00             0.00
          Actual Pool Factor                                             0.9329000        0.9877000
                                                                 -----------------------------------
          Outstanding Principal Balance (November 15, 2000)         349,837,500.00   395,080,000.00
     -----------------------------------------------------------------------------------------------

     Table of rescheduled Pool Factors                                         n/a              n/a
       in the event of a partial redemption




(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
     ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                A-4              A-6           A-7           A-8        Class B
     Applicable LIBOR                                      6.62000%         6.62000%      6.62000%      6.62000%       6.62000%
     Applicable Margin                                     0.62000%         0.34000%      0.26000%      0.37500%       0.75000%
     Applicable Interest Rate                              7.24000%         6.96000%      6.88000%      6.99500%       7.37000%
--------------------------------------------------------------------------------------------------------------------------------

(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial
     Outstanding Principal Balance of Certificates)
     ---------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES

                                                                A-4              A-6           A-7           A-8        Class B

     Opening Principal Amount                              2,000.00         4,865.05      5,500.00      7,000.00       2,863.84
     Total Principal Payments                                  0.00            95.94          0.00          0.00          20.83
                                                        ------------------------------------------------------------------------
     Closing Outstanding Principal Balance                 2,000.00         4,769.10      5,500.00      7,000.00       2,843.02

     Total Interest                                           12.07            28.22         31.53         40.80          17.59
     Total Premium                                             0.00             0.00          0.00          0.00           0.00
--------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES

                                                         Class C           Class D

     Opening Principal Amount                           3,498.38          3,950.80
     Total Principal Payments                               0.00              0.00
                                         ------------------------------------------
     Outstanding Principal Balance                      3,498.38          3,950.80

     Total Interest                                        23.76             35.80
     Total Premium                                          0.00              0.00
-----------------------------------------------------------------------------------